                                                                 EXHIBIT 10.17.3



         THIRD AMENDMENT (this "Amendment"), dated as of March 18, 2002, to the Credit Agreement dated as of August 28, 2000 (as amended, the "Credit Agreement"), among Cricket Communications Holdings, Inc., Cricket
Communications, Inc., the Lenders party thereto and Nortel Networks Inc., as Administrative Agent. Terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         WHEREAS, Holdings and the Borrower have requested that certain provisions of the Credit Agreement be amended in certain respects, and the Required Lenders and the Administrative Agent are willing to amend such provisions on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1.        Amendments.

         (a) The Table of Contents to the Credit Agreement is hereby amended by inserting "Schedule 5.19 - - Parent and Subsidiary Licenses" and "Schedule 5.20
- - Further Investments" immediately after "Schedule 3.13 - - Insurance", and by inserting "Schedule 6.26 - - BTAs in Borrower 40 Market Plan" immediately after "Schedule 6.08 - - Existing Restrictions".

         (b) The Credit Agreement is hereby amended by attaching Exhibit A hereto as Schedule 5.19 thereto, by attaching Exhibit B hereto as Schedule 5.20 thereto, and by attaching Exhibit C hereto as Schedule 6.26 thereto.

         (c) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) The following definitions are hereby inserted in the appropriate alphabetical order:

                           "Additional Contributed FCC Licenses" means the FCC
                  licenses listed in Section B of Schedule 5.19, any additional FCC license contributed to a License Subsidiary in accordance with subparagraphs (d), (e) or (f) of Section 5.19, and an FCC license for Rochester, New York if and when acquired.

                           "Parent Group" means Parent and/or each of its
                  subsidiaries that is not a Loan Party.

                           "Parent Group Asset Sales" means any sale, transfer
                  or other disposition of Parent Group assets, excluding sales, transfers and dispositions: (A) of Permitted Investments and other current assets; (B) to another Person in the Parent Group or to a Loan Party; or (C) which, separately or together with other sales, transfers and dispositions in a

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                  group or series of related sales, transfers and dispositions, generates Net Proceeds of less than $500,000.

                           "Parent Group Capital Event" means any of the
                  following which occurs after March 1, 2002: (a) any realization by Parent Group of any cash proceeds in respect of any investments in Pegaso Comunicaciones, S.A. de C.V. (whether as a result of a sale of any such investment, any payment received in respect thereof or otherwise); (b) the FCC's return to Parent Group of all or any portion of any deposit paid by Parent Group to the FCC (including in connection with FCC Auction 35); (c) Parent's issuance of any Equity Interest, excluding the issuance of Equity Interests in connection with the exercise of any option to acquire Parent Equity Interests granted to holders of Qualcomm Incorporated options in connection with the distribution of Parent Equity Interests by Qualcomm Incorporated in September 1998 or granted to directors, officers, employees or consultants of Parent or any of its subsidiaries; and (d) Parent Group Asset Sales; and (e) the incurrence by Parent Group of Indebtedness for borrowed money.

                  (ii) clause (A) of subparagraph (i) of the proviso in the definition of Eligible Secured Debt is amended to read as follows:

                  (A) such Indebtedness is incurred, for equipment, within six months after the later of the acquisition, the completion of construction and final acceptance or the commencement of full operation of the relevant equipment, and, for services, within six months of the completion thereof (or, in the case of services provided by or on behalf of Lucent, Nortel Networks or Ericsson Wireless Communications, Inc., within twelve months of the completion thereof),

                  (iii) the definition of "Net Proceeds" is hereby amended by adding the following to the end thereof:

                  provided, however, that for purposes of determining Net Proceeds received by Parent Group in connection with any event, references in the foregoing provisions of this definition to the Borrower and the Subsidiary Loan Parties shall be deemed to be references to the Parent Group, and references solely to the Borrower shall be deemed to be references to Parent. Notwithstanding the foregoing: (a) the Net Proceeds, if any, received by Parent Group in connection with the transfer of licenses listed in Section E of Schedule
                  5.19 shall be reduced by the lesser of (i) $1,300,000, and
                  (ii) the amount of any equity investment made by Parent in Cricket Licensee (Lakeland), Inc. after March 18, 2002 and applied to the repayment of the FCC Debt owed by Cricket Licensee (Lakeland), Inc., (b) Net Proceeds received by any subsidiary of Parent that is a member of the Parent Group but that is not a wholly-owned subsidiary

                  (whether owned directly or indirectly) shall be deemed to be Net Proceeds received by Parent Group only to the extent such Net Proceeds are received by Parent or any such wholly-owned subsidiary as cash proceeds, or are permitted to be transferred to and received by Parent or any such wholly-owned subsidiary as cash proceeds, and (c) Net Proceeds, if any, received by Parent Group in connection with the incurrence of Indebtedness shall be reduced by the sum of (i) $50,000,000, plus (ii) unless and until Parent's obligation to purchase licenses pursuant to FCC Auction 35 is irrevocably terminated, the aggregate amount Parent is obligated to pay to the FCC to purchase the licenses on which it was the high bidder in FCC Auction 35, net of any amounts then on deposit by Parent with the FCC in connection with FCC Auction 35 plus (iii) the Net Proceeds, calculated without regard to this sentence, of any Indebtedness incurred by Parent Group to the extent the proceeds of such Indebtedness are used to refinance other Indebtedness of the Parent Group.

                  (iv) the definition of "Permitted Encumbrances" is hereby amended as follows:

                           (a) Subparagraph (d) thereof is amended to read as
                  follows:

                           (d) pledges of Permitted Investments, pledges of
                  accounts holding Permitted Investments, and deposits, in each case, to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; provided, that except with respect to up to $2,000,000 of pledges permitted pursuant to this subparagraph (d), the value of any pledged assets shall not, in each case, exceed the minimum value of such pledged assets that is required by the third party to secure such obligation;

         and

                           (b) the word "and" at the end of subparagraph (e)
                  thereof is deleted, the period at the end of subparagraph (f) thereof is deleted and replaced with a semicolon followed by the word "and", and a new subparagraph (g) is added thereto immediately after subparagraph (f) and before the proviso at the end of such definition to read as follows:

                                    (g) Liens (including pursuant to title
                           retention and conditional sales agreements) on personal property purchased (or being purchased) by any Loan Party after March 22, 2002, to secure amounts payable to the vendor of such personal property in respect of the purchase price thereof; provided that (i) such Liens shall be released (or title transferred) with respect to any such personal property upon payment of the purchase price thereof and

                           (ii) the aggregate amount secured by Liens described in this subparagraph (or the aggregate unpaid purchase price for property on which title has been retained) shall not exceed $75,000,000 at any time;

                           (v) The definition of "Prepayment Event" is hereby
                  amended as follows:

                           (A) Subparagraph (a) thereof is amended to read as follows:

                                    (a) any sale, transfer, lease or other
                           disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary Loan Party pursuant to clauses (ii), (vii) and/or (ix) of Section 6.04(b), excluding sales of Additional Contributed FCC Licenses to the extent that the Net Proceeds of such sale of Additional Contributed FCC Licenses are paid as Restricted Payments pursuant to subparagraphs (g),
                           (h) and/or (i) of Section 6.06; or

                           (B) Subparagraph (b) thereof is relettered as
                  subparagraph (c), and a new subparagraph (b) is added thereto as follows:

                                    (b) any sale of equipment by the Borrower or
                           any Subsidiary Loan Party pursuant to clause (iii) of
                           Section 6.04(b); or

                  (vi) The definition of "Purchase Price" is hereby amended to read as follows:

                           "Purchase Price" means amounts paid or payable by the
                  Borrower to Nortel Networks pursuant to invoices delivered by Nortel Networks pursuant to the Purchase Agreement; provided that [***].

                  (vii) The definition of "Total Contributed Capital" is hereby amended by adding the following sentence to the end thereof:

                  Notwithstanding the foregoing, for the purposes of this definition of "Total Contributed Capital", the Additional Contributed FCC Licenses shall be valued in an amount not to exceed $40,000,000.

         (d) Subparagraph (b) of Section 2.09 of the Credit Agreement is amended to read as follows:

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                           (b) In the event and on each occasion that any Net
                  Proceeds are received by or on behalf of the Borrower or any Subsidiary Loan Party after March 1, 2002, in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Eligible Secured Debt (including Borrowings), ratably in accordance with the outstanding principal amount thereof, in an aggregate principal amount equal to such Net Proceeds; provided that (i) no prepayment shall be required pursuant to this subparagraph
                  (b) in respect of the first $25,000,000 aggregate amount of such Net Proceeds received after March 1, 2002 (determined on a cumulative basis and without regard to Net Proceeds described in clauses (ii), (iii) and (iv) of this proviso),
                  (ii) no prepayment shall be required pursuant to this subparagraph (b) in respect of any Prepayment Event or series or group of related Prepayment Events if the aggregate amount of Net Proceeds therefrom is less than $500,000 unless such Prepayment Event or Prepayment Events involves the sale or disposition of an FCC License, (iii) no prepayment shall be required pursuant to this subparagraph (b) in respect of periodic lease payments (and related lease payments and fees) received in connection with the lease or sublease of any surplus or uneconomic real property lease or any excess space and related assets at any cell site, and (iv) in the case of any event described in clause (b) of the definition of the term "Prepayment Event" (and not described in clause (ii) of this subparagraph), if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire equipment to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 180-day period, at which time such Net Proceeds will be treated hereunder as if they were then received as Net Proceeds for a Prepayment Event not described in clause (b) of the definition of the term "Prepayment Event".

         (e) Section 5.01 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subparagraph (i) thereof, deleting the period at the end of subparagraph (j) thereof and replacing such period with a semicolon followed by the word "and", and adding the following new subparagraphs to the end thereof:

                  (k) concurrently with the delivery of any financial statements under clause (a), (b) or (c) above: (i) subscriber information for the most recently completed month included in such financial statements, including total subscribers at the beginning of the month, gross subscriber additions during the month, subscriber disconnects during the month, total subscribers at the end of the month, cost per gross add (commonly referred to as CPGA), average revenue per user (commonly referred to as ARPU), and churn (in each case, as normally reported by the Borrower for internal management reports on the date of such financial statements); and (ii) the consolidated income statement and cash flow statement of the Borrower and its Subsidiaries in a form which conforms in presentation to the Business Plan most recently furnished to the Administrative Agent and the Lenders pursuant to subparagraph (f) of this Section 5.01;

                  (l) promptly after the occurrence thereof, notice of any Parent Group Capital Event that generates Net Proceeds and that occurs prior to the date on which (i) the entire $35,000,000 of equity investments contemplated by Section 5.19(a) have been received or deemed to be received by each of Holdings and the Borrower and (ii) all investments required to be made pursuant to Section 5.20 have been made (which notice shall include a general description of such event and an explanation of the Net Proceeds expected to be received in connection with such event); and

                  (m) notice of any deposit account or investment property of any of the Borrower, Holdings or any Subsidiary Loan Party that is not perfected through a control agreement in favor of the Collateral Agent, promptly after the date on which the aggregate value of any such deposit accounts and investment property exceeds $2,000,000.

         (f)      Omitted.

         (g) Article V of the Credit Agreement is hereby amended by inserting the following additional Sections at the end of such Article:

                  Section 5.19      Further Capital Contribution in Holdings.

                  (a) Holdings shall receive from Parent, as an equity investment by Parent into Holdings, and the Borrower shall receive from Holdings, as an equity investment by Holdings into the Borrower, $35,000,000 in cash to be received as follows:

                           (i) 50% of the Net Proceeds from any Parent Group
                  Capital Event, until Holdings shall have received from Parent, and the Borrower shall have received from Holdings, $25,000,000 of additional equity investments in cash pursuant to this Section 5.19, and thereafter

                           (ii) 100% of the Net Proceeds from any Parent Group
                  Capital Event until Holdings shall have received from Parent, and the Borrower shall have received from Holdings, $10,000,000 of additional equity investments in cash pursuant to this Section 5.19;

         in each case, with Holdings receiving from Parent, and the Borrower receiving from Holdings, such amounts within five Business Days of Parent Group's receipt of such Net Proceeds; provided that an amount equal to 50% of the Net Proceeds received by any License Subsidiary from the sale of any Additional Contributed FCC License by such License Subsidiary prior to the date that the entire amount of the $25,000,000 of additional equity investments required by clause (i) above has been made shall be credited against such $25,000,000 of equity investments required pursuant to such clause (i) as if received by each of Holdings and the Borrower.

                  (b) Parent shall transfer to a License Subsidiary each FCC license listed in Section B of Schedule 5.19 and owned by Parent as soon as reasonably practicable, and Parent shall take all reasonable steps to accomplish such transfer including, without limitation, filing with the FCC on or before April 8, 2002 applications to transfer control of such licenses to a License Subsidiary.

                  (c) On or before April 8, 2002, each FCC license listed in Section B of Schedule 5.19 and owned by a Person other than Parent shall be held by a License Subsidiary.

                  (d) If any license transfer transaction pending as of March 18, 2002 and relating to licenses listed in Section D of Schedule 5.19 is abandoned or terminated by any of the parties thereto, Parent shall transfer to a License Subsidiary each then outstanding FCC license relating to such transaction listed in Section D of Schedule 5.19 and owned by Parent as soon as reasonably practicable after such abandonment or termination, and Parent shall take all reasonable steps to accomplish such transfer including, without limitation, filing with the FCC applications to transfer control of such licenses to a License Subsidiary as soon as reasonably practicable after any such abandonment or termination.

                  (e) If any license transfer transaction pending as of March 18, 2002 and relating to licenses listed in Section E of Schedule 5.19 is abandoned or terminated by any of the parties thereto, Parent shall transfer to a License Subsidiary each then outstanding FCC license relating to such transaction listed in Section E of Schedule 5.19 and owned by Parent as soon as reasonably practicable after such abandonment or termination, and Parent shall take all reasonable steps to accomplish such transfer including, without limitation, filing with the FCC applications to transfer control of such licenses to a License Subsidiary as soon as reasonably practicable after any such abandonment or termination.

                  (f) Parent shall transfer to a License Subsidiary each FCC license listed in Section F of Schedule 5.19 and owned by Parent as soon as reasonably practicable after the earlier of (i) the date upon which the Lien to be granted by Parent in the stock of the Cricket Licensee XI, Inc. in connection with the pending acquisition of the licenses described in Section C of Schedule 5.19 is released, (ii) the date upon which such FCC license is transferred from Cricket Licensee XI, Inc. in accordance with the pledge agreement granting such Lien, and (iii) the date, if any, on which the pending acquisition of the licenses listed in Section C of Schedule 5.19 is abandoned or terminated by any of the parties thereto. Parent shall take all reasonable steps to accomplish such transfer including, without limitation, filing with the FCC applications to transfer control of such licenses to a License Subsidiary as soon as reasonably practicable after any such abandonment or termination. (In connection with the pending acquisition of licenses described in Section C of
         Schedule 5.19, Parent has applied to transfer the licenses listed in Section F of Schedule 5.19 and owned by Parent to Cricket Licensee XI, Inc.)

                  (g) The FCC License listed in Section F of Schedule 5.19 and owned by MCG PCS Licensee Corporation, Inc. shall be held by a License Subsidiary within five Business Days after the earlier of (i) June 15, 2002 and (ii) the date on which MCG PCS, Inc. ceases to have a Lien on the stock of MCG PCS Licensee Corporation, Inc.

                  (h) If any additional License Subsidiary is formed in connection with the requirements of this Section 5.19, the Borrower will cause the Collateral and Guarantee Requirement to be satisfied with respect to such License Subsidiary and will otherwise cause all actions required by Section 5.11 hereof with respect to such License Subsidiary to occur.

                  Section 5.20      Further Investments.

                           (a) Subject to subparagraph (b) below (i) Parent
                  shall invest as equity investments in the corporations listed in Schedule 5.20, in cash, an aggregate amount equal to the lesser of $22,875,280.58 or the amounts required to provide such corporations with sufficient cash balances to fund their remaining 2003 debt service obligations with respect to FCC Debt, and (ii) Parent shall invest in Permitted Investments to be held in an account separate from other Parent investments, an amount equal to the lesser of $2,395,216.30 or the amount required to provide a sufficient balance in such separate account to fund the remaining 2003 debt service obligations on the secured note Parent is to issue in connection with its purchase of the FCC licenses described in Section C of
                  Schedule 5.19, provided that if the license transfer transaction relating to such FCC licenses is abandoned or terminated by any of the parties thereto, Parent shall use such amounts to fund the remaining 2003 debt service obligations on the FCC licenses listed in Section D of
                  Schedule 5.19.

                           (b) Parent shall be obligated to make the investments
                  described in subparagraph (a) above, on a pro rata basis, only if and to the extent the following amounts become available:
                  (i) Net Proceeds from Parent Group Capital Events in excess of the sum of $25,000,000 plus the amounts required to be invested by Parent into Holdings pursuant to
                  Section 5.19(a), and (ii) Restricted Payments made pursuant to clause (h) of Section 6.06.

                           (c) Parent shall use the Permitted Investments
                  described in subparagraph (a)(ii) above, to the extent available, to pay the Parent debt service obligations described in subparagraph (a)(ii) above, until such debt service obligations are paid in full.

                  Section 5.21 Additional Investment for Outstanding Note. After March 18, 2002, Parent shall invest $20,019,618.85 pursuant to this
         Section 5.21 in Permitted Investments to be held in an account separate from other Parent investments. Parent shall use the Permitted Investments described in this Section to pay (a) the debt service payments that become due in 2002 under the note Parent issued in connection with its purchase of MCG PCS Licensee Corporation, Inc. and an FCC license, and (b) the debt service payments that become due in 2002 on the secured note Parent is to issue in connection with its sale of the FCC licenses described in Section D of Schedule 5.19 (or, if any FCC Debt payments become due in 2002 with respect to such FCC licenses prior to the date such licenses are sold, to pay such FCC Debt payments), until such payments have been paid.

         (h) The first paragraph of subparagraph (b) of Section 6.04 of the Credit Agreement is hereby amended to read as follows:

                  (b) The Borrower will not, nor will it permit any Subsidiary Loan Party to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest in any other Person owned by it, except:

                           (i) sales and other dispositions of inventory in the
                  ordinary course of business;

                           (ii) sales, transfers, leases and other dispositions
                  of obsolete, uneconomic or surplus assets in the ordinary course of business (including (A) leasing and subleasing excess space and related assets at any cell site and (B) the sale of any FCC License which has not been utilized on or after March 1, 2002 to provide service to subscribers in a market launched by or on behalf of the Borrower, but excluding
                  (X) any sale, transfer, lease or disposition of an FCC License which was utilized on or after March 1, 2002 to provide service to subscribers in a market launched by or on behalf of the Borrower and (Y) sales of equipment described in clause
                  (iii) below);

                           (iii) sales of obsolete, uneconomic or surplus
                  equipment in the ordinary course of business;

                           (iv) transfers constituting investments permitted by
                  paragraph (a) of this Section or Restricted Payments permitted by Section 6.06;

                           (v) sales, transfers and dispositions by the Borrower
                  or a Subsidiary to the Borrower or a Subsidiary;

                           (vi) swaps by License Subsidiaries of one or more FCC
                  Licenses that are not being utilized to provide service to subscribers in a market launched by or on behalf of the Borrower in exchange for an equal number of FCC licenses, with each FCC license received by a License Subsidiary in any such swap having an identical coverage area and equal or greater bandwidth than the corresponding FCC License disposed of in such swap; and with no consideration involved other than the swapped licenses;

                           (vii) with the consent of the Administrative Agent,
                  the sale and other disposition of cell site towers and poles (and assets relating to such towers and poles, including real property leases) and the leaseback of a portion thereof;

                           (viii) sales and other dispositions of Permitted
                  Investments in the ordinary course of business; and

                           (ix) other sales and dispositions by the Borrower and
                  the Subsidiaries of assets (other than Equity Interests in any Subsidiary) with a fair market value not exceeding, in the aggregate, $1,000,000 during any fiscal year of the Borrower;

         provided that (A) all sales and other dispositions of inventory pursuant to clause (i) above shall be made for fair value in the context of industry practices and, other than in connection with exchanges for other inventory and marketing and promotional events, shall be made solely for cash consideration, (B) all sales, transfers, leases and other dispositions permitted hereby, other than pursuant to clauses (i) and (v) above, shall be made for fair value; and (C) all sales, transfers, leases and other dispositions permitted by clauses
         (ii), (iii), (vii) and (ix) above shall be made solely for cash consideration, the assignment or transfer of liabilities associated with the disposed assets and, with respect to leases pursuant to clause
         (ii) above, a fair market lease agreement. For purposes of this Agreement, cash consideration includes short-term accounts receivable payable solely in cash.

         (i) Section 6.06 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (e) thereof, deleting the period at the end of clause (f) thereof and replacing such period with a semicolon followed by the word "and" and adding the following new clauses to the end thereof as follows:

                  (g) any License Subsidiary that receives any Net Proceeds from the sale of any Additional Contributed FCC License prior to the date that the entire $25,000,000 of equity investments contemplated by clause (i) of Section 5.19(a) have been received or deemed to be received by each of Holdings and the Borrower may pay a dividend to Parent in an amount equal to 50% of such Net Proceeds from such sale; provided that (i) the aggregate amount of dividends paid by License Subsidiaries pursuant to this clause (g) shall not exceed $25,000,000, and (ii) Parent shall have invested the Net Proceeds of Parent Group Capital Events, if any, pursuant to clause (a)(i) of Section 5.19 before dividends are paid pursuant to this clause (g);

                  (h) any License Subsidiary that receives any Net Proceeds from the sale of any Additional Contributed FCC License after the entire $35,000,000 of equity investments contemplated by Section 5.19(a) have been received or deemed to be received by each of Holdings and the Borrower, and prior to the date that all investments required to be made pursuant to Section 5.20 have been made, may pay a dividend to Parent in an amount equal to such Net Proceeds received from such sale; provided that (i) dividends may be paid pursuant to this clause (h) only for the purpose of funding investments required to be made pursuant to Section 5.20, (ii) no dividends shall be permitted by this clause (h) after all such investments required to be made pursuant to
         Section 5.20 have been made and (iii) Parent Group shall have invested the Net Proceeds of Parent Group Capital Events, if any, pursuant to clause (b)(i) of Section 5.20 to make such equity investments before dividends are paid pursuant to this clause (h); and

                  (i) any License Subsidiary may make a cash dividend to Parent at any time if (x) no Default has occurred and is continuing or would result therefrom, (y) after giving effect to such dividend, such License Subsidiary will have sufficient cash balances to pay all of its debt service obligations with respect to FCC Debt that will become due and payable after the date of such dividend through the end of 2003, and (z) the proceeds of such dividend are contemporaneously invested as equity by Parent in Holdings and by Holdings in the Borrower.

         (j) Section 6.11 of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

         provided, however, that this Section 6.11 shall not restrict the Borrower or any Real Estate Subsidiary from selling and then renting or leasing space on any tower, pole or real estate sold, transferred or otherwise disposed pursuant to clause (vii) of Section 6.04(b).

         (k) Section 6.13 of the Credit Agreement is amended by adding the following new sentence to the end thereof:

         The parties hereto understand that any wholly-owned subsidiary of Parent that otherwise satisfies all of the requirements set forth in clauses (a) through (d) of this Section 6.13, except that it owns one or more FCC licenses (but no FCC Licenses prior to the actions contemplated by this sentence), shall, upon satisfaction of the Collateral and Guarantee Requirement and delivery of a counterpart of a supplement to the Subordination Agreement duly executed and delivered on behalf of such subsidiary, be deemed to be a License Subsidiary. The provisions of this Section 6.13 shall not prohibit a License Subsidiary from entering into agreements to sell an FCC License or agreements to purchase a license that becomes an FCC License upon acquisition by such License Subsidiary, in each case if and to the extent such sale or purchase is otherwise permitted by this Agreement.

         (l) Section 6.15 of the Credit Agreement is hereby amended to read as follows:

                  Section 6.15 Capital Expenditures. The Borrower will not permit the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year to exceed the amount set forth below with respect to such fiscal year:

                  Year                     Amount
                  2000                     $  396,000,000
                  2001                     $  1,004,000,000
                  2002                     $  170,000,000 plus the excess, if any, of (i)
                                           $1,004,000,000 minus (ii) the aggregate amount of
                                           Capital Expenditures made by the Borrower and its
                                           Subsidiaries in fiscal year 2001
                  2003                     $  180,000,000
                  2004 and thereafter      $  100,000,000

         (m) Section 6.19 of the Credit Agreement is hereby amended to read as follows:

                  Section 6.19 Total Indebtedness to Annualized EBITDA. The Borrower will not permit the ratio of Total Indebtedness to Annualized EBITDA as of the last day of any fiscal quarter ending during any period set forth below to exceed the ratio set forth below opposite such period:

          Period                                                  Ratio
          April 1, 2003 to and including June 30, 2003             10.0 to 1.0
          July 1, 2003 to and including September 30, 2003         7.0 to 1.0
          October 1, 2003 to and including December 31, 2003       5.5 to 1.0
          Thereafter                                               5.0 to 1.0

         (n) Section 6.20 of the Credit Agreement is hereby amended to read as follows:

                  Section 6.20 Consolidated EBITDA to Cash Interest Expense. The Borrower will not permit the ratio of Consolidated EBITDA to Cash Interest Expense for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth opposite such period:

         Period                                                   Ratio
         January 1, 2003 to and including March 31, 2003          1.3 to 1.0
         April 1, 2003 to and including June 30, 2003             1.4 to 1.0
         July 1, 2003 to and including September 30, 2003         1.5 to 1.0
         October 1, 2003 to and including December 31, 2003       1.9 to 1.0
         January 1, 2004 and thereafter                           3.0 to 1.0

         (o) Article VI of the Credit Agreement is hereby amended by inserting the following additional Sections at the end of such Article:

                  Section 6.25 Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA for any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

         Period                                                   Amount
         April 1, 2002 to and including June 30, 2002              - $27,000,000
         July 1, 2002 to and including September 30, 2002            $0
         October 1, 2002 to and including December 31, 2002          $9,000,000
         January 1, 2003 to and including March 31, 2003             $45,000,000

                  Section 6.26 New Market Launches Restricted. From March 15, 2002 until June 30, 2003, in any BTA other than the BTAs listed in
         Schedule 6.26, the Borrower shall not, directly or indirectly, and shall not permit any Subsidiary Loan Party to, directly or indirectly
         (a) order any equipment for deployment, (b) commence site acquisition or construction of any cell site or retail store location, (c) launch commercial wireless service, (d) incur any expenses for marketing or advertising, (e) incur any expenses relating to obtaining retail space,
         (f) incur any expenses for operation of commercial wireless services, or (g) incur any material expenses for pre-launch activities other than marketing studies and radio frequency planning; provided, however, that the provisions of this Section 6.26 shall not be interpreted to prevent the Borrower from meeting the minimum requirements set forth in Code of Federal Regulations, Volume 47, Section 24.203 (or any successor law or regulation) with respect to any FCC License with an initial build-out date on or before June 30, 2004, or to prevent the Borrower from providing services for fair consideration to any Person other than a Loan Party in connection with the launch, preparation for launch or operation of commercial wireless service pursuant to one or more licenses owned by any Person other than a Loan Party.

         (p) Clause (o) of Article VII of the Credit Agreement is hereby amended to read as follows:

                  (o) the loss, revocation, suspension or material impairment of any material FCC License shall occur (it being understood that no Additional Contributed FCC License shall be considered to be a material FCC License prior to the date such FCC License is utilized to provide service to subscribers in a market launched by or on behalf of the Borrower); or

         (q) Subparagraph (b) of Section 9.04 of the Credit Agreement is hereby amended as follows:

                  (a) clause (iii) of such subparagraph is amended by replacing the amount "$5,000,000" contained therein with the amount "$3,000,000".

                  (b) subparagraph (B) of the proviso to such subparagraph is amended to read as follows:

                           (B) any consent of the Borrower otherwise required
                  under clause (iii) of this paragraph shall not be unreasonably withheld if, after April 1, 2002, the Borrower consents to an assignment of less than $3,000,000 relating to any Other Loan Document and

         Section 2.        Limited Waivers.

         (a) The Borrower previously entered into and maintained in effect Hedging Agreements with the effect required by Section 5.14 of the Credit Agreement. The undersigned Lenders hereby waive the requirement that such Hedging Agreements be satisfactory to the Required Lenders prior to the Amendment Effective Date.

         (b) The undersigned Lenders hereby waive the provisions of Section 6.13 of the Credit Agreement to the extent necessary to permit:

                  (i) Cricket Licensee (Reauction), Inc. to own the FCC License for Omaha, NE although such license is financed with FCC Debt; and

                  (ii) each of Chasetel Licensee Corp. and Cricket Licensee (North Carolina), Inc. to own more than one FCC License financed with FCC Debt;

provided that such License Subsidiaries transfer FCC Licenses, as soon as reasonably practicable after April 30, 2002, to other License Subsidiaries as contemplated by Exhibit B hereto so that each FCC License that is financed with FCC Debt is owned by a License Subsidiary in accordance with the provisions of
Section 6.13 of the Credit Agreement, and each such License Subsidiary shall take all reasonable steps to accomplish such transfers including, without limitation, filing with the FCC on or before April 8, 2002 applications to transfer control of the applicable FCC Licenses to other License Subsidiaries, provided, further, however, that Chasetel Licensee Corp. need not act to transfer its FCC Licenses listed in Section D of Exhibit A hereto to other License Subsidiaries until three Business Days after the currently pending license transfer transaction relating to such FCC Licenses is abandoned or terminated by the parties thereto.

         (c) The waivers set forth in this Section 2 are for the limited purposes set forth herein and are limited strictly as written, and shall not obligate the undersigned Lenders to enter into or provide any future amendment, consent, waiver or departure from the terms and conditions of the Credit Agreement.

         Section 3. Approval of Form of Intercompany Agreement and Hedging Agreements.

         (a) As contemplated by Section 6.10 of the Credit Agreement, the undersigned Lenders hereby approve the form of Intercompany Agreement to be entered into between Parent and individual License Subsidiaries attached hereto as Exhibit D.

         (b) The Administrative Agent hereby confirms that the five Hedging Agreements previously delivered to it by the Borrower are satisfactory to the Administrative Agent. Each undersigned Lender agrees that such Hedging Agreements are satisfactory to such Lender.

         Section 4. Consent to Transfer of Lakeland License. In connection with the proposed license transfer transaction previously disclosed in writing to the Administrative Agent, the undersigned Lenders waive the provisions of Sections 6.03(a) and 6.04(b) of the Credit Agreement to the extent necessary to permit Cricket Licensee (Lakeland), Inc. to transfer its FCC License covering Lakeland, FL in connection with such transaction provided that simultaneously with such transfer, an FCC license for another BTA as specified in such writing is transferred to a License Subsidiary, with such transfers to occur substantially as described to the Administrative Agent.

         Section 5. Control Agreements. Within forty-five days of the Amendment Effective Date, or such longer period of time approved by the Administrative Agent, Holdings and the Borrower agree to enter into, and to cause each Subsidiary Loan Party to enter into, at the request of the Administrative Agent, control agreements relating to the deposit accounts and investment property identified pursuant to subparagraph (h) of Section 7 of this Amendment, which control agreements shall be in form and substance reasonably satisfactory to the Administrative Agent and pursuant to which the Collateral Agent's Lien in and to such deposit accounts and investment property shall be perfected.

         Section 6. Representations and Warranties. Holdings and the Borrower hereby represent and warrant to the Lenders and the Administrative Agent that
(a) this Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, (b) as of the date hereof, and after giving effect to this Amendment, no Default has occurred and is continuing, (c) the representations and warranties of Holdings and the Borrower contained in the Credit Agreement are true and correct as if made on the date hereof and (d) each BTA in which Cricket had launched service to customers as of March 15, 2002 is listed on Exhibit C of this Amendment.

         Section 7. Conditions to Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") as of the date first set forth above only upon the occurrence of the following conditions precedent:

         (a) the Administrative Agent shall have received from Holdings, the Borrower and the Required Lenders duly executed counterparts of this Amendment,

         (b) the Administrative Agent shall have received from the Borrower true and correct copies of amendments to each of the Ericsson Credit Agreement and the Lucent Credit Agreement which amend such agreements in substantively the same manner as the Credit Agreement is amended hereby (and, as contemplated by Section 9.09 of the Collateral Agency Agreement, each undersigned Lender consents to such amendments), and each of such amendments shall become effective concurrently with this Amendment on the Amendment Effective Date;

         (c) the Administrative Agent shall have received all amounts due and payable under this Amendment and the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, all reasonable out of pocket expenses of the Administrative Agent (including, without limitation, the reasonable fees of Jenkens & Gilchrist, P.C., counsel for the Administrative Agent);

         (d) Holdings shall have received from Parent, as an equity investment by Parent into Holdings, and the Borrower shall have received from Holdings, as an equity investment by Holdings into the Borrower, in each case, after March 18, 2002, $85,000,000 in cash;

         (e) after March 18, 2002, Parent shall have invested at least $5,766,879.27 as equity investments in the License Subsidiaries listed in Exhibit E hereto in accordance with the provisions of such Exhibit, and shall have invested $20,019,618.85 in Permitted Investments to be held in an account separate from other Parent investments as contemplated by Section 5.21 of the Credit Agreement as amended hereby;

         (f) the Borrower shall have paid to the Administrative Agent, for the account of the Lenders specified in Section 8 of this Amendment, the fee described in such Section;

         (g) the Parent Agreement shall have been amended, in a manner satisfactory to the Administrative Agent, to include therein (i) as obligations of Parent, each action that subparagraph (g) of Section 1 of this Amendment requires or contemplates that Parent will take, and (ii) Parent's agreement to invest as equity in Holdings, and to cause Holdings to invest as equity in the Borrower, the cash proceeds of any dividend paid by a License Subsidiary pursuant to clause (i) of Section 6.06 of the Credit Agreement, and the undersigned Lenders hereby consent to such amendment; and

         (h) the Borrower shall have delivered to the Administrative Agent a listing of all deposit accounts and investment property maintained by Holdings, the Borrower or any Subsidiary Loan Party that is not currently subject to a control agreement in favor of the Collateral Agent.

         Section 8. Amendment Fees. The Borrower shall pay to the Administrative Agent, for the account of each Lender which has delivered a counterpart of this Amendment duly executed by such Lender to the Administrative Agent on or before March 22, 2002 (or such later date as the Borrower shall agree), a fee in the amount of [***] of the sum of all outstanding Loans held by such Lender plus the Commitment of such Lender. Such fees may not be financed with Loans. The Borrower shall pay such fee to the Administrative Agent on the Amendment Effective Date, provided that if the Amendment Effective Date occurs prior to March 22, 2002 (or such later date as agreed to by the Borrower) then (a) the Borrower shall pay such fee to the Administrative Agent on the Amendment Effective Date with respect to any Lender who delivered a duly executed counterpart of this Amendment to the Administrative Agent on or before the Amendment Effective Date, and (b) shall pay such fee to the Administrative Agent within three Business Days of March 22, 2002 (or such later date as the Borrower shall agree) with respect to any Lender who delivered a duly executed counterpart of this Amendment to the Administrative Agent after the Amendment Effective Date but on or prior to March 22, 2002 (or such later date as the Borrower shall agree).

         Section 9. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         Section 10. Credit Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. Any reference in the Credit Agreement, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         Section 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Jenkens & Gilchrist, P.C., counsel for the Administrative Agent.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         Section 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CRICKET COMMUNICATIONS HOLDINGS, INC.          CRICKET COMMUNICATIONS, INC.

By:      /s/ SUSAN G. SWENSON                  By:      /s/ SUSAN G. SWENSON
   ---------------------------------              ------------------------------
Name:    Susan G. Swenson                      Name:    Susan G. Swenson
     -------------------------------                ----------------------------
Title:   President and COO                     Title:   President and COO
      ------------------------------                 ---------------------------


NORTEL NETWORKS INC.,                          APEX (IDM) CDO I, LTD.
     INDIVIDUALLY AND AS ADMINISTRATIVE
     AGENT

By:      /s/ ELIAS MAKRIS                      By:      /s/ ADRIENNE MUSGNUG
   --------------------------------                -----------------------------
Name:    Elias Makris                          Name:    Adrienne Musgnug
     ------------------------------                 ----------------------------
Title:   Director, Customer Finance            Title:   Director
      ------------------------------                ----------------------------


                                               CERES II FINANCE LTD.

                                               By: INVESCO Senior Secured
                                                   Management Inc. As Sub-
                                                   Managing Agent (Financial)

BANK ONE N.A.

By:      /s/ THOMAS R. REEG                    By:      /s/ THOMAS H.B. EMALD
   ---------------------------------              ------------------------------
Name:    Thomas R. Reeg                        Name:    Thomas H.B. Emald
    --------------------------------               -----------------------------
Title:   Director                              Title:   Authorized Signatory
     -------------------------------                 ---------------------------

AIM FLOATING RATE FUND                         ELC (CAYMAN) LTD. 2000-I

By:  INVESCO Senior Secured Management,
     Inc., as Attorney in Fact

By:      /s/ THOMAS H.B. EMALD                 By:      /s/ ADRIENNE MUSGNUG
  ----------------------------------              ------------------------------
Name:    Thomas H.B. Emald                     Name:    Adrienne Musgnug
     -------------------------------               -----------------------------
Title:   Authorized Signatory                  Title:   Director
     -------------------------------                 ---------------------------

ELC (CAYMAN) LTD. 1999-II                      ELC (CAYMAN) LTD.
                                                CDO SERIES 1999-I

By:      /s/ ADRIENNE MUSGNUG                  By:      /s/ ADRIENNE MUSGNUG
   ---------------------------------              ------------------------------
Name:    Adrienne Musgnug                      Name:    Adrienne Musgnug
     -------------------------------                ----------------------------
Title:   Director                              Title:   Director
     -------------------------------                ----------------------------

ELC (CAYMAN) LTD. 1999-III                  HALCYON RESTRUCTURING FUND L.P.

                                            By:  Halcyon/Alan B. Slifka Mgt. Co.
                                                 LLC, its Managing Partner

By:      /s/ ADRIENNE MUSGNUG               By:      /s/ JAMES W. SYKES
   ---------------------------------           ---------------------------------
Name:    Adrienne Musgnug                   Name:    James W. Sykes
    --------------------------------             -------------------------------
Title:   Director                           Title: Managing Principal-
                                                   Halcyon/Alan
     -------------------------------              ------------------------------
                                                     B. Slifka Mgt. Co.
                                                  ------------------------------

PACIFIC PARTNERS I, L.P.                    PERRY PRINCIPALS, L.L.C.

By:  Imperial Credit Asset Management,
     as its Investment Manager

By:      /s/ SEAN R. WALKER                 By:      /s/ NATHANIEL J. KLIPPER
   ---------------------------------           ---------------------------------
Name:    Sean R. Walker                     Name:    Nathaniel J. Klipper
     -------------------------------            --------------------------------
Title:   Vice President                     Title:   Managing Director
      ------------------------------             -------------------------------

CREDIT SUISSE FIRST BOSTON                  REDWOOD MASTER FUND, LTD.

By:      /s/ THOMAS C. HENDRICK/HS          By:      /s/ JONATHAN KOLATCH
   --------------------------------            ---------------------------------
Name:    Howard Shams                       Name:    Jonathan Kolatch
     ------------------------------             --------------------------------
Title:   Authorized Signatory               Title:   Director
     ------------------------------              -------------------------------


YORK INVESTMENT LIMITED

By:      /s/ THOMAS J. JANOVER
   --------------------------------
Name:    Thomas J. Janover, Esq.
     ------------------------------
Title:   Attorney-in-Fact
      -----------------------------

                                    EXHIBIT A

                                                                   Schedule 5.19

                         Parent and Subsidiary Licenses
                             (as of March 18, 2002)

                                   (attached)

A. LICENSES IN COLLATERAL POOL

BTA           MARKET NAME          STATE   CHANNEL MHZ   CALL   NAME OF LICENSEE                      COLLATERAL 1ST BUILD   01 POPS
                                            BLOCK        SIGN                                            POOL    OUT DATE    (EASI)
 44 Birmingham                       AL      C2     15 WPOJ689 Cricket Licensee (Reauction) Inc.            X     6/30/04  1,328,593
450 Tuscaloosa                       AL      C2     15 WPOJ696 Cricket Licensee (Reauction) Inc.            X     6/30/04    255,315
140 Fayetteville-Springdale-Rogers   AR      C3     10 WPQW523 Cricket Licensee (Reauction) Inc.            X     7/22/04    332,638
153 Ft. Smith                        AR      C3     10 WPQW521 Cricket Licensee (Reauction) Inc.            X     7/22/04    330,029
193 Hot Springs                      AR      C2     15 WPOK585 Cricket Licensee (Reauction) Inc.            X     7/22/04    140,502
219 Jonesboro                        AR      C5     10 WPOK569 Cricket Licensee (Reauction) Inc.            X     9/29/04    182,637
257 Little Rock                      AR      C2     15 WPQW518 Cricket Licensee (Reauction) Inc.            X     7/22/04    971,470
348 Pine Bluff                       AR      C3     10 WPQW520 Cricket Licensee (Reauction) Inc.            X     7/22/04    154,091
347 Phoenix                          AZ      C5     10 WPRT965 Cricket Licensee (Reauction) Inc.            X     6/30/04  3,539,920
447 Tucson                           AZ      C2     15 WPOK603 Cricket Licensee (Reauction) Inc.            X     7/22/04    857,246
291 Merced                           CA      C2     15 WPOK590 Cricket Licensee (Reauction) Inc.            X     7/22/04    230,409
303 Modesto                          CA      C2     15 WPOK591 Cricket Licensee (Reauction) Inc.            X     7/22/04    507,675
458 Visalia                          CA      C1     15 KNLF734 Cricket Licensee (Reauction) Inc.            X     1/22/02    503,948
110 Denver/Boulder                   CO       F     10 KNLG213 Cricket Licensee (Denver) Inc.               X     4/28/02  2,759,099
149 Ft. Collins                      CO       F     10 KNLH357 Cricket Licensee (Reauction) Inc.            X     4/28/02    256,324
172 Greeley                          CO       F     10 KNLH358 Cricket Licensee (Reauction) Inc.            X     4/28/02    184,429
366 Pueblo                           CO      C3     10 WPQW522 Cricket Licensee (Reauction) Inc.            X     7/22/04    316,376
366 Pueblo                           CO      C5     10 WPSI353 Cricket Licensee (Reauction) Inc.            X     7/22/04        ---
 92 Columbus                         GA      C2     15 WPRW645 Cricket Licensee (Reauction) Inc.            X     6/30/04    366,390
271 Macon                            GA      C2     15 WPRW646 Cricket Licensee (Reauction) Inc.            X     6/30/04    668,632
 50 Boise-Nampa                      ID      C2     15 WPRV980 Cricket Licensee (Reauction) Inc.            X     7/22/04    596,255
344 Peoria                           IL      C1     15 WPSP592 Cricket Licensee (Reauction) Inc.            X     6/30/04    461,865
135 Evansville                       IN       F     10 KNLG697 Cricket Licensee (Reauction) Inc.            X     4/28/02    524,945
155 Ft. Wayne                        IN       E     10 WPOJ708 Cricket Licensee (Reauction) Inc.            X     6/30/04    720,322
472 Wichita                          KS      C2     15 WPQW517 Cricket Licensee (Reauction) Inc.            X     7/22/04    660,794
338 Owensboro                        KY       F     10 KNLH652 Cricket Licensee (Reauction) Inc.            X     4/28/02    165,216
  5 Adrian                           MI      C1     15 KNLF487 Cricket Licnesee (Reauction), Inc.           X     11/4/01     99,413
  5 Adrian                           MI       D     10 KNLG673 Cricket Licensee (Reauction) Inc.            X     4/28/02        ---
 33 Battle Creek                     MI      C1     15 KNLF488 Cricket Licensee I, Inc.                     X     11/4/01    241,424
 33 Battle Creek                     MI       D     10 KNLF898 Cricket Licensee II, Inc.                    X     6/27/02        ---
145 Flint                            MI       D     10 KNLG663 Cricket Licensee (Reauction) Inc.            X     4/28/02    508,496
169 Grand Rapids                     MI      C1     15 KNLF500 Cricket Licensee (Reauction) Inc.            X     11/4/01  1,090,913
169 Grand Rapids                     MI       D     10 KNLG664 Cricket Licensee II, Inc.                    X     6/27/02        ---
209 Jackson                          MI      C1     15 KNLF505 Cricket Licensee (Reauction) Inc.            X     11/4/01    205,759
209 Jackson                          MI       D     10 KNLG665 Cricket Licensee II, Inc.                    X     4/28/02        ---

BTA           MARKET NAME          STATE   CHANNEL MHZ   CALL   NAME OF LICENSEE                      COLLATERAL 1ST BUILD   01 POPS
                                            BLOCK        SIGN                                            POOL    OUT DATE    (EASI)
223 Kalamazoo                        MI       D     10 KNLG666 Cricket Licensee II, Inc.                    X     4/28/02    379,353
241 Lansing                          MI       D     10 KNLF667 Cricket Licensee II, Inc.                    X     4/28/02    510,831
307 Mount Pleasant                   MI       D     10 KNLG668 Cricket Licensee (Reauction) Inc.            X     4/28/02    138,096
310 Muskegon                         MI      C1     15 KNLF516 Cricket Licensee (Reauction) Inc.            X     11/4/01    226,631
310 Muskegon                         MI       D     10 KNLG669 Cricket Licensee II, Inc.                    X     4/28/02        ---
390 Saginaw-Bay City                 MI       D     10 KNLG670 Cricket Licensee II, Inc.                    X     4/28/02    640,657
446 Traverse City                    MI       D     10 KNLG671 Cricket Licensee (Reauction) Inc.            X     4/28/02    250,103
119 Duluth                           MN       E     10 KNLG970 Cricket Licensee IV, Inc.                    X     4/28/02    414,915
210 Jackson                          MS       E     10 KNLF890 Cricket Licensee (Reauction) Inc.            X     4/28/02    682,055
455 Vicksburg                        MS       E     10 KNLG672 Cricket Licensee (Reauction) Inc.            X     4/28/02     61,651
 74 Charlotte                        NC       F     10 KNLF882 Cricket Licensee (North Carolina), Inc.      X     4/28/02  2,107,435
174 Greensboro, Winston-Salem        NC       F     10 KNLG279 Cricket Licensee (North Carolina), Inc.      X     4/28/02  1,469,394
189 Hickory                          NC       F     10 KNLG280 Cricket Licensee (North Carolina), Inc.      X     4/28/02    345,317
256 Lincoln                          NE      C2     15 WPOJ805 Cricket Licensee (Reauction) Inc.            X     6/30/04    349,510
332 Omaha                            NE       F     10 KNLG684 Cricket Licensee (Reauction) Inc.            X     4/28/02    998,073
  8 Albuquerque                      NM      C2     15 WPOK572 Cricket Licensee (Reauction) Inc.            X     7/22/04    842,451
407 Santa Fe                         NM      C2     15 WPOK601 Cricket Licensee (Reauction) Inc.            X     7/22/04    222,016
372 Reno                             NV      C5     10 WPRT966 Cricket Licensee (Reauction) Inc.            X     6/30/04    601,268
438 Syracuse                         NY      C2     15 WPOJ772 Cricket Licensee (Reauction) Inc.            X     6/30/04    780,393
453 Utica                            NY       F     10 KNLF920 Cricket Licensee (Reauction) Inc.            X     4/28/02    298,911
106 Dayton                           OH       F     10 KNLF998 Cricket Holdings (Dayton), Inc.              X     6/27/02  1,221,056
403 Sandusky                         OH      C1     15 KNLF523 Cricket Licensee (Reauction) Inc.            X     11/4/01    139,491
444 Toledo                           OH      C1     15 KNLF528 Cricket Licensee (Reauction) Inc.            X     11/4/01    789,824
448 Tulsa                            OK      C2     15 WPOK604 Cricket Licensee (Reauction) Inc.            X     7/22/04    958,093
133 Eugene                           OR      C3     10 WPTI886 Cricket Licensee (Reauction) Inc.            X     6/30/04    325,831
395 Salem-Albany-Corvallis           OR      C2     15 WPRV979 Cricket Licensee (Reauction) Inc.            X     7/22/04    534,999
350 Pittsburgh                       PA       E     10 KNLH427 Cricket Licensee (Pittsburgh) Inc.           X     4/28/02  2,469,722
 76 Chattanooga                      TN      C1     15 KNLF459 CHASETEL LICENSEE CORP                       X     9/17/01    572,258
 83 Clarksville/Hopkinsville         TN      C1     15 KNLF460 CHASETEL LICENSEE CORP                       X     9/17/01    268,476
232 Knoxville                        TN      C1     15 KNLF466 CHASETEL LICENSEE CORP                       X     9/17/01  1,130,516
290 Memphis                          TN      C1     15 KNLF467 CHASETEL LICENSEE CORP                       X     9/17/01  1,565,645
314 Nashville                        TN      C1     15 KNLF469 CHASETEL LICENSEE CORP                       X     9/17/01  1,785,651
365 Provo-Orem                       UT      C2     15 WPQW519 Cricket Licensee (Reauction) Inc.            X     7/22/04    384,722
399 Salt Lake City                   UT      C2     15 WPQW516 Cricket Licensee (Reauction) Inc.            X     7/22/04  1,652,234
425 Spokane                          WA      C2     15 WPOK602 Cricket Licensee (Reauction) Inc.            X     7/22/04    751,212
 18 Appleton-OshKosh                 WI       E     10 KNLG966 Cricket Licensee (Reauction), Inc.           X     4/28/02    456,172
123 Eau Claire                       WI       E     10 KNLG971 Cricket Licensee (Reauction), Inc.           X     4/28/02    196,580
234 La Crosse  -  Winona             WI/MN    D     10 KNLG983 Cricket Licensee (Reauction), Inc.           X     4/28/02    322,112
432 Stevens Point-Marshfield         WI       D     10 KNLG991 Cricket Licensee (Reauction), Inc.           X     4/28/02    215,593
432 Stevens Point-Marshfield         WI       E     10 KNLG253 Cricket Licensee (Reauction), Inc.           X     4/28/02        ---
         SUBTOTAL                                                                                                         46,220,372

B. LICENSES NOT IN COLLATERAL POOL (EXCLUDING LICENSES LISTED ON FOLLOWING
PAGES)


BTA  MARKET NAME     TATE CHANNEL MHZ  CALL     NAME OF LICENSEE                  COLLATERAL     1ST       DATE      01 POPS  01
                           BLOCK       SIGN                                           POOL    BUILD-OUT   FILED      (EASI)   POPS
                                                                                    X=YES       DATE                          (EASI)
                                                                                 (X)= BEING
                                                                                 TRANSFERRED
 14 Anchorage        AK       C   30  WPOK573  Leap Wireless International                    7/22/04               461,478
 49 Blythevelle      AR      C2   15  WPOK574  Leap Wireless International                    7/22/04                71,601
140 Fayetteville-
     Springdale-
     Rogers          AR    C4,C5  20  WPOK580  Leap Wireless International                    7/22/04               332,638
153 Ft. Smith        AR    C4,C5  20  WPOK581  Leap Wireless International                    7/22/04               330,029
257 Little Rock      AR      C4    5  WPOK589  Leap Wireless International                    7/22/04               971,470
348 Pine Bluff       AR      C4   10  WPOK594  Leap Wireless International                    7/22/04               154,091
387 Russellville     AR      C2   15  WPOK598  Leap Wireless International                    7/22/04                99,561
322 Nogales          AZ     C3,C4 20  WPOK592  Leap Wireless International                    7/22/04                39,108
  6 Albany           GA      C2   15  WPOJ838  Cricket Licensee (Albany), Inc.                6/30/04               357,815
 92 Columbus         GA      C1   15  WPOJ839  Cricket Licensee (Columbus), Inc.              6/30/04               366,390
271 Macon            GA      C1   15  WPOJ841  Cricket Licensee (Macon), Inc.                 6/30/04               668,632
 50 Boise-Nampa      ID      C1   15  WPOK575  Leap Wireless International                    7/22/04               596,255
202 Idaho Falls      ID      C2   15  WPOK586  Leap Wireless International                    7/22/04               225,322
250 Lewiston-Moscow  ID      C1   15  WPOK588  Leap Wireless International                    7/22/04               124,661
451 Twin Falls       ID      C2   15  WPOK605  Leap Wireless International                    7/22/04               164,293
 88 Coffeyville      KS      C2   15  WPOK578  Leap Wireless International                    7/22/04                61,365
194 Houghton         MI       E   10  KNLG976  Leap Wireless International                    4/28/02  To Expire       ----  47,227
206 Iron Mountain    MI       E   10  KNLG977  Leap Wireless International                    4/28/02  To Expire       ----  45,768
207 Ironwood         MI       D   10  KNLG979  Leap Wireless International                    4/28/02  To Expire       ----  31,989
207 Ironwood         MI       E   10  KNLG978  Leap Wireless International                    4/28/02  To Expire       ----
282 Marquette        MI       E   10  KNLG986  Leap Wireless International                    4/28/02  To Expire       ----  74,328
409 Sault Ste. Marie MI       D   10  KNLG988  Leap Wireless International                    4/28/02  To Expire       ----  58,007
409 Sault Ste. Marie MI       E   10  KNLG/989 Leap Wireless International                    4/28/02  To Expire       ----
138 Fargo            ND      C2   15  WPOK579  Leap Wireless International                    7/22/04               317,873
166 Grand Forks      ND      C2   15  WPOK583  Leap Wireless International                    7/22/04               202,542
162 Gallup           NM      C2   15  WPOK582  Leap Wireless International                    7/22/04               145,922
386 Roswell          NM      C2   15  WPOJ702  Leap Wireless International                    6/30/04                81,586
395 Salem-Albany-
     Corvallis       OR      C6    5  WPOK599  Leap Wireless International                    7/22/04               534,999
279 Marinette -
      Menominee      WI/MI    E   10  KNLG985  Leap Wireless International                    4/28/02  To Expire       ----  68,935
 69 Casper-Gillette  WY      C1   15  WPOK577  Leap Wireless International                    7/22/04               146,928
    SUBTOTAL                                                                                                      6,454,559 326,254

C. LICENSES TO BE TRANSFERRED TO COLLATERAL POOL PENDING CLOSING OF NTCH TENN
SWAP

BTA MARKET NAME  STATE CHAN- MHZ  CALL    NAME OF ASIGNEE    COLLATERAL    1ST      DATE        STATUS    SELLER     01
                       NEL        SIGN                         POOL       BUILD-    FILED                            POPS
                       BLOCK                                   X=YES        OUT                                      (EASI)
                                                               (X) =        DATE
                                                               BEING
                                                               TRANS-
                                                               FERRED
121 Eagle Pass   TX     C1   15  WPOJ763 Cricket Licensee         X       6/30/04  5/29/2001  Consented  Tennessee    119,036
                                          (Reauction) Inc.                                                Swap

352 Plattsburgh  NY     C5   10  WPSJ980 Cricket Licensee         X       5/29/06  9/19/2001  Consented  Tennessee    118,818
                                          (Reauction) Inc.                                                Swap

463 Watertown    NY     C2   15  WPSJ989 Cricket Licensee         X       5/29/06  9/19/2001  Consented  Tennessee    302,829
                                          (Reauction) Inc.                                                Swap

281 Marion       OH     C3   10  WPSJ979 Cricket Licensee         X       5/29/06  9/19/2001  Consented  Tennessee     98,241
                                          (Reauction) Inc.                                                Swap

431 Steubenville OH     C3   10  WPSJ981 Cricket Licensee         X       5/29/06  9/19/2001  Consented  Tennessee    131,331
                                          (Reauction) Inc.                                                Swap

218 Johnstown    PA     C4   10  WPSJ977 Cricket Licensee         X       5/29/06  9/19/2001  Consented  Tennessee    232,154
                                          (Reauction) Inc.                                                Swap

265 Lufkin       TX     C4   10  WPSJ978 Cricket Licensee         X       5/29/06  9/19/2001  Consented  Tennessee    163,341
                                                                                                          Swap
    SUBTOTAL                                                                                                        1,165,750

D. LICENSES TO BE TRANSFERRED TO NTCH PENDING CLOSING OF TENN SWAP AND IDAHO TRANSACTION

BTA      MARKET NAME         STATE  CHANNEL  MHZ   CALL      NAME OF LICENSEE          1ST      DATE     FCC     ASSIGNEE      01
                                    BLOCK          SIGN                                BUILD-   FILED   APPLIC-               POPS
                                                                                       OUT              ATION                (EASI)
                                                                                       DATE             NUMBER
202 Idaho Falls               ID      C1      15  WPOK586  Leap Wireless
                                                            International, Inc.       7/22/04   5/7/01  451246   IAT         225,322
                                                                                                                 Communi-
                                                                                                                 cations,
                                                                                                                 Inc.
451 Twin Falls                ID      C1      15  WPOK605  Leap Wireless              7/22/04   5/7/01  451246   IAT         164,293
                                                             International, Inc.                                 Communi-
                                                                                                                 cations,
                                                                                                                 Inc.
146 Florence                  AL      C1      15  KNLF463  Chasetel Licensee      X   9/17/01  5/24/01  467877   NTCH,       192,297
                                                             Corp                                                Inc.
 49 Blythevelle               AR      C1      15  WPOK574  Leap Wireless              7/22/04  9/19/01  586962   NTCH,       71,601
                                                             International, Inc.                                 Inc.
 53 Bozeman                   MT      C5      10  WPOK576  Leap Wireless              7/22/04  9/19/01  586962   NTCH,       84,818
                                                             International, Inc.                                 Inc.
 96 Cookeville                TN      C1      15  KNLF461  Chasetel Licensee      X   9/17/01  5/24/01  467877   NTCH,       139,561
                                                             Corp                                                Inc.
120 Dyersburg-Union City      TN      C1      15  KNLF462  Chasetel Licensee      X   9/17/01  5/24/01  467877   NTCH,       120,794
                                                             Corp                                                Inc.
211 Jackson                   TN      C1      15  KNLF464  Chasetel Licensee      X   9/17/01  5/24/01  467877   NTCH,       289,279
                                                             Corp                                                Inc.
229 Kingsport-Johnston City   TN      C1      15  KNLF465  Chasetel Licensee      X   9/17/01  5/24/01  467877   NTCH,       711,868
                                                             Corp                                                Inc.
295 Middlesboro-Harlan        KY      C1      15  KNLF468  CHASETEL LICENSEE      X   9/17/01  5/24/01  467877   NTCH,       118,250
                                                             CORP                                                Inc.
    SUBTOTAL                                                                                                               2,118,083

E.  LICENSES UNDER NEGOTIATION TO BE TRANSFERRED TO THIRD PARTIES

   BTA            MARKET NAME        STATE  CHANNEL   MHZ    CALL       NAME OF LICENSEE                     1ST          01 POPS
                                             BLOCK           SIGN                                           BUILD-         (EASI)
                                                                                                             OUT
                                                                                                             DATE
   366       Pueblo                    CO      C4     10    WPOK596  Leap Wireless International            7/22/04       316,376
   395       Salem-Albany-Corvallis    OR      C3     10    WPOK599  Leap Wireless International            7/22/04       534,999
    69       Casper-Gillette           WY      C2     15    WPOK577  Leap Wireless International            7/22/04       146,928
   250       Lewiston-Moscow           ID      C1     15    WPOK588  Leap Wireless International            7/22/04       124,661
   239       Lakeland                  FL       F     10    KNLG741  Cricket Licensee (Lakeland) Inc.   X   4/28/02       489,650
    37       Bemidji                   MN       E     10    KNLG967  Leap Wireless International            4/28/02        67,132
    54       Brainerd                  MN       E     10    KNLG968  Leap Wireless International            4/28/02        98,930
   132       Escanaba                  MI       E     10    KNLG972  Leap Wireless International            4/28/02        47,541
   371       Redding                   CA      C2     15    WPOK597  Leap Wireless International            7/22/04       278,572
    53       Bozeman                   MT    C3, C4   20    WPOK576  Leap Wireless International            7/22/04        84,818
             SUBTOTAL                                                                                                   2,189,607

F.  LICENSES PLEDGED (OR BEING PLEDGED) TO THIRD PARTIES

 BTA    MARKET NAME     STATE CHANNEL   MHZ    CALL       NAME OF LICENSEE           1ST      DATE       STATUS     THIRD   01 POPS
                               BLOCK           SIGN                                 BUILD-    FILED                 PARTY    (EASI)
                                                                                     OUT
                                                                                    DATE
  60  Buffalo            NY      E      10    WPOJ771    MCG PCS Licensee,
                                                           Inc.              (1)   6/30/04             Consumated   MCG    1,212,839
 228  Kennewick-Pasco-
      Richland           WA     C2      15    WPOK587    Leap Wireless             7/22/04   2/7/2002   Pending     NTCH     194,952
                                                           International
 482  Yakima             WA     C2      15    WPOK607    Leap Wireless             7/22/04   2/7/2002   Pending     NTCH     258,928
                                                           International
 472  Wichita            KS     C1      15    WPOK606    Leap Wireless             7/22/04   2/7/2002   Pending     NTCH     660,794
                                                           International
      SUBTOTAL                                                                                                             2,327,513

(1) To be contributed to the collateral pool pursuant to Section 5.19(g) of the Credit Agreement.

                                    EXHIBIT B

                                                                   Schedule 5.20

                              Further Investments

PLANNED LICENSE
SUBSIDIARY OWNER                 MARKET        1/31/2003         4/30/2003         7/31/2003         10/31/2003       2003 TOTAL
AIRGATE LICENSES
Cricket Licensee (North
Carolina), Inc.                 Charlotte      $242,476.77       $242,476.77       $242,476.77       $242,476.77       $969,907.08
Cricket Licensee XIII, Inc.    Greensboro       220,786.91        220,786.91        220,786.91        220,786.91        883,147.64
Cricket Licensee XIV, Inc.       Hickory          3,475.60          3,475.60          3,475.60          3,475.60         13,902.40

AIRGATE SUBTOTAL                               $466,739.28       $466,739.28       $466,739.28       $466,739.28     $1,866,957.12

CHASETEL LICENSES
Cricket Licensee XV, Inc.      Chattanooga     $513,150.99       $513,150.99       $513,150.99       $513,150.99     $2,052,603.96
Cricket Licensee XVI, Inc.      Nashville     1,932,365.65      1,932,365.65      1,932,365.65      1,932,365.65      7,729,462.62
Cricket Licensee XVII, Inc.      Memphis      1,681,818.03      1,681,818.03      1,681,818.03      1,681,818.03      6,727,272.14
Cricket Licensee XVIII, Inc.    Knoxville       767,036.83        767,036.83        767,036.83        767,036.83      3,068,147.30
Cricket Licensee XIX, Inc.     Clarksville      134,274.42        134,274.42        134,274.42        134,274.42        537,097.69

CHASETEL LICENSEE SUBTOTAL                   $5,028,645.92     $5,028,645.92     $5,028,645.92     $5,028,645.92    $20,114,583.70


Cricket Licensee XX, Inc.         Omaha         $26,992.46        $26,992.46        $26,992.46        $26,992.46       $107,969.84
Cricket (Lakeland), Inc.        Lakeland         74,425.70         74,425.70         74,425.70         74,425.70        297,702.80
Cricket Holdings Dayton, Inc.    Dayton          43,097.39         43,097.39         43,097.39         43,097.39        172,389.56
Cricket Licensee Denver, Inc.    Denver          78,919.39         78,919.39         78,919.39         78,919.39        315,677.56

TOTAL - ALL LICENSES                         $5,718,820.14     $5,718,820.14     $5,718,820.14     $5,718,820.14    $22,875,280.58

SEPARATE ACCOUNT OF PARENT                                                                                           $2,395,216.30

Amounts invested by Parent from time to time pursuant to Section 5.20 shall be allocated pro rata among the investments listed above based upon the debt service obligations that remain to be paid in 2003 with respect to such investments.

                                    EXHIBIT C

                                                                   Schedule 6.26
                         BTAs in Borrower 40 Market Plan

                             MARKET                     STATE                       BTAS
      1                    Chattanooga                    TN                    Chattanooga
      2                 Middle Tennessee                  TN                     Nashville
                                                                                Clarksville
      3                     Knoxville                     TN                     Knoxville
      4                      Memphis                      TN                      Memphis
      5                    Triad Area                     NC             Greensboro /Winston-Salem
      6                       Tulsa                       OK                       Tulsa
      7                      Tucson                       AZ                       Tucson
      8                     Charlotte                     NC                     Charlotte
      9                 Central Arkansas                  AR                    Little Rock
                                                                                Hot Springs
                                                                                 Pine Bluff
     10                   Wasatch Front                   UT                Salt Lake City/Ogden
                                                                                   Provo
     11                    Albuquerque                    NM                    Albuquerque
     12                     Santa Fe                      NM                      Santa Fe
     13                      Wichita                      KS                      Wichita
     14                      Pueblo                       CO                       Pueblo
     15                      Spokane                      WA                      Spokane
     16                    Fort Smith                     AR                     Fort Smith
     17                      Hickory                      NC                      Hickory
     18                    Pittsburgh                     PA                     Pittsburgh
     19                       Macon                       GA                       Macon
     20                     Columbus                      GA                      Columbus
     21                Northwest Arkansas                 AR                    Fayetteville
     22                      Phoenix                      AZ                      Phoenix
     23                      Denver                       CO                   Denver/Boulder
     24                       Boise                       ID                       Boise
     25                      Dayton                       OH                Dayton /Springfield
     26                       Omaha                       NE                       Omaha
     27                       Salem                       OR                       Salem
     28            Reno-Sparks and Carson City            NV                        Reno
     29                      Toledo                       OH                       Toledo
                                                                                  Sandusky
     30                 Northern Colorado                 CO                    Ft. Collins

                             MARKET                     STATE                       BTAS
                                                                                  Greeley
     31                     Jonesboro                     AR                     Jonesboro
     32                  Modesto-Merced                   CA                      Modesto
                                                                                   Merced
     33                      Visalia                      CA                      Visalia
     34                      Eugene                       OR                       Eugene
     35                      Lincoln                      NE                      Lincoln
     36                       Flint                       MI                       Flint
     37            Battle Creek and Kalamazoo             MI                    Battle Creek
                                                                                 Kalamazoo
     38                      Jackson                      MI                      Jackson
     39                     Syracuse                      NY                      Syracuse
     40                      Buffalo                      NY                      Buffalo

                                    EXHIBIT D

                         Form of Intercompany Agreement
     (To be entered into between Parent and individual License Subsidiaries)

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 by and between


                        LEAP WIRELESS INTERNATIONAL, INC.

                                       and

                                   ((COMPANY))

                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE 1   SERVICES.......................................................   1

   1.1   Services..........................................................   1

   1.2   Term..............................................................   2

   1.3   Charges and Payment...............................................   2

   1.4   General Obligations; Standard of Care.............................   3

   1.5   Certain Limitations...............................................   4

   1.6   Confidentiality...................................................   5

   1.7   Termination.......................................................   5

   1.8   Disclaimer of Warranties, Limitation of Liability
         And Indemnification...............................................   5

ARTICLE 2   MISCELLANEOUS..................................................   6

   2.1   Taxes.............................................................   6

   2.2   Relationship of Parties...........................................   6

   2.3   Modification And Amendment........................................   6

                        ADMINISTRATIVE SERVICES AGREEMENT

      THIS ADMINISTRATIVE SERVICES AGREEMENT ("Agreement"), dated as of ____________ (the "Effective Date"), is by and between LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation ("Leap"), and ((COMPANY)), a Delaware corporation (the "Company").

      WHEREAS, the Company is a wholly-owned subsidiary of Leap; and

      WHEREAS, the Company desires to enter into this Agreement with Leap for the provision of administrative services to the Company on the terms set forth herein.

      NOW, THEREFORE, in consideration of the above premises and for other good and valid consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                                    SERVICES

      1.1 SERVICES.

            (a) ADMINISTRATIVE SERVICES. Except as otherwise provided herein, for the term determined pursuant to Section 1.2 hereof, Leap shall provide, or cause to be provided, to the Company the following "Initial Services:"

                  (i) Human resources and personnel services, including recruiting and hiring of new employees and administration of payroll, employee benefits and stock option issuance and tracking ("HR Services");

                  (ii) Media relations, public affairs and advertising services ("Media Services");

                  (iii) Accounting, tax (including preparation and filing of all federal and state income and franchise tax returns, as applicable), billing, legal and other corporate support services ("Corporate Support Services");

                  (iv) Facilities rental, maintenance and related services, including supply of telephone and utility services, in San Diego ("Facilities Services"); and

                  (v) Payment of all federal and state unitary income taxes ("Income Tax Payments") owing from the Company.

            (b) ADDITIONAL SERVICES. From time to time after the date of this Agreement, the parties may identify and agree upon additional services that Leap will provide the Company in accordance with the terms of this Agreement (the "Additional Services" and, together with the Initial Services, the "Services"); provided, however, Leap shall have no obligation hereunder to provide any Additional Services unless it expressly so agrees. To the extent the parties agree, the parties shall create an amendment to this Agreement, setting forth a description of the Additional Service(s), the time period during which the Additional Service(s) will be provided, the charge, if any, for the Additional Service(s) and any other terms applicable thereto.

            (c) SERVICES PERFORMED BY OTHERS. At its option, Leap may cause any Service it is required to provide hereunder to be provided by any other person or entity that is providing, or may from time to time provide, the same or similar services for Leap.

      1.2 TERM. The term of this Agreement shall commence on the Effective Date and shall remain in effect until the first anniversary of the Effective Date and thereupon (and upon each anniversary thereafter)(the "Renewal Date") shall automatically renew for an additional one year period, unless (i) earlier terminated under Section 1.7 hereof or (ii) terminated by either party upon the Renewal Date, provided that such party has given written notice to the other party no less than six months prior to the Renewal Date, with a copy to the agent under the Credit Agreement and to the agent under each other credit agreement constituting a Secured Instrument (in either event, the "Termination Date"). The terms "Credit Agreement" and "Secured Instrument" are used in Sections 1.2 and 1.7 as such terms are defined in the Collateral Agency and Intercreditor Agreement, dated as of November 24, 1999, among Cricket Communications, Inc., State Street Bank and Trust Company, and the other parties thereto, as amended from time to time.

      1.3 CHARGES AND PAYMENT.

            (a) CHARGES FOR INITIAL SERVICES. Leap shall allocate and bill the Company for all reasonable charges stemming from the provision of (i) the HR Services, the Media Services, the Corporate Support Services, and the Facilities Services annually for a fixed fee of Twenty Five Thousand Dollars ($25,000.00) per year; and (ii) the Income Tax Payments in accordance with the provisions of Regulation Section 1.1502-33(d)(3) promulgated by the United States Treasury Department in conjunction with the method under Regulation Section 1.1552-1(a)(1) (The percentage to be used under Regulation Section 1.1502(d)(1) is 100%), all as adjusted from time to time in accordance with the process and procedures established under subsection 1.3(d) hereof. Wherever practical, charges shall be levied only to the extent necessary to reimburse Leap for the costs of performing the Services, and shall be based on actual incurred costs, not budgeted or estimated costs.

            (b) CHARGES FOR ADDITIONAL SERVICES. The Company shall pay Leap the charges, if any, set forth in the applicable amendment to this Agreement for the provision of each of the Additional Services listed therein, which charges shall be determined consistent with subsection 1.3(a) above.

            (c) PAYMENT TERMS. Leap shall bill the Company pro-rata on a monthly basis for all charges pursuant to this Agreement. Such bills shall be accompanied by reasonable documentation or other reasonable explanation supporting such charges. The Company shall pay Leap for all Services provided hereunder within thirty (30) days after receipt of an invoice therefor. Late payments shall bear interest at the rate of 10% per annum, compounded annually.

            (d) ERROR CORRECTION; TRUE-UPS; ACCOUNTING. The parties shall agree on a process and procedure for conducting internal audits and making adjustments to charges as a result of the movement of employees and functions between parties, the discovery of errors or omissions in charges, as well as a true-up of amounts owed. In no event shall such processes and procedures extend beyond one (1) year after completion of a Service.

            (e) PRICING ADJUSTMENTS. In the event of a tax audit adjustment relating to the pricing of any or all Services provided pursuant to this Agreement in which it is determined by a taxing authority that any of the charges, individually or in combination, did not result in an arm's-length payment, then the parties may agree to make corresponding adjustments to the charges in question for such period to the extent necessary to achieve arm's-length pricing. Any adjustment made pursuant to this subsection 1.3(e) shall be reflected in the parties' official books and records, and the resulting overpayment or underpayment shall create an obligation to be paid by either Leap or the Company, as applicable, on the same payment terms as specified in subsection 1.3(c) above.

            (f) REIMBURSEMENT OF OTHER COSTS AND EXPENSES. From time to time, Leap may, with the approval of the Company, incur costs and expenses on a reasonable basis on behalf of the Company unrelated to the provision of the Services and shall invoice the Company separately for such costs and expenses. The Company shall promptly, and in no event later than thirty (30) days following receipt of such invoice, remit payment therefore to Leap.

      1.4 GENERAL OBLIGATIONS; STANDARD OF CARE.

            (a) PERFORMANCE REQUIREMENTS: LEAP. Subject to subsection 1.5(b), Leap shall maintain sufficient resources to perform its obligations hereunder. Leap shall exercise the same care and skill as it exercises in performing similar services for itself.

            (b) PERFORMANCE REQUIREMENTS: THE COMPANY. The Company shall, in connection with receiving Services, provide information and documentation, sufficient resources and timely decisions, approvals and acceptances in order that Leap may accomplish its obligations hereunder in a timely manner.

            (c) NATURE OF SERVICES; CHANGES. The parties acknowledge the nature of the Services and that Leap may make changes from time to time in the manner of performing the Services (e.g., if Leap is making similar changes in performing similar services for itself and its affiliates).

            (d) RESPONSIBILITY FOR ERRORS; DELAYS. Leap's sole responsibility to the Company:

                  (i) for errors or omissions in connection with Services shall be to furnish correct information, payment and/or adjustment in the Services, at no additional cost or expense to the Company; provided, the Company must promptly advise Leap of any such error or omission of which it becomes aware; and

                  (ii) for failure to adequately deliver any Service because of Impracticability, shall be to use reasonable efforts, subject to subsection 1.5(b), to make the Services available and/or to resume performing the Services as promptly as reasonably practicable.

            (e) GOOD FAITH COOPERATION; CONSENTS. The parties will use good faith efforts to cooperate with each other in all matters relating to the provision and receipt of Services. Such cooperation shall include exchanging information, providing electronic access to systems used in connection with Services, performing true-ups and adjustments and obtaining all consents, licenses, sublicenses or approvals necessary to permit each party to perform its obligations hereunder. The costs of obtaining such consents, licenses, sublicenses or approvals shall be allocated in accordance with Section 1.3(a). The parties will maintain supporting documentation and cooperate with each other in making such information available as needed in the event of a tax audit.

            (f) ALTERNATIVES. If Leap reasonably believes it is unable to provide any Service because of Impracticability, the parties shall cooperate to determine the best alternative approach. Until such alternative approach is found or the problem otherwise resolved to the satisfaction of the parties, Leap shall use reasonable efforts, subject to Section 1.5(a) and Section 1.5(b), to continue providing the Service. To the extent an agreed upon alternative approach requires payment above and beyond that which is included in Leap's charge for the Service in question, the Company shall make any such additional payment unless the parties otherwise agree in writing.

      1.5 CERTAIN LIMITATIONS.

            (a) IMPRACTICABILITY. Leap shall not be required to provide any Service to the extent the performance of such Service becomes "Impracticable" as a result of a cause or causes outside the reasonable control of Leap, or to the extent the performance of such Services would require Leap to violate any applicable laws, rules or regulations, or would result in the breach of any software license or other applicable contract.

            (b) ADDITIONAL RESOURCES. In providing the Services, Leap shall not be obligated to: (i) hire any additional employees; (ii) maintain the employment of any specific employee; (iii) purchase, lease or license any additional equipment or software; or (iv) pay any costs related to the transfer or conversion of the Company's data to the Company or any alternate supplier of Services.

            (c) NO SALE, TRANSFER, ASSIGNMENT. The Company may not sell, transfer, assign or otherwise use the Services provided hereunder, in whole or in part, for the benefit of any person or entity other than the Company.

      1.6 CONFIDENTIALITY.

            (a) INFORMATION SUBJECT TO OTHER OBLIGATIONS. The Company agrees that all confidential information regarding the Services, including, but not limited to, price, costs, methods of operation, and software, shall be maintained in confidence.

            (b) INTERNAL USE; TITLE, COPIES, RETURN. The Company agrees that:

                  (i) all systems, procedures and related materials provided to the Company are for the Company's internal use only and only as related to the Services;

                  (ii) title to all systems used in performing the Services provided hereunder shall remain in Leap or its third party vendors;

                  (iii) The Company shall not copy, modify, reverse engineer, decompile or in any way alter systems without Leap's express written consent;

                  (iv) Upon the termination of any of the Services, the Company shall return to Leap, as soon as practicable, any equipment or other property of Leap relating to the Services which is owned or leased by Leap and is or was in the Company's possession or control.

      1.7 TERMINATION.

            (a) ELECTION TO TERMINATE. Either party may terminate this Agreement with respect to some or all of the Services by giving at least six months advance written notice of such termination to the other party, with a copy to the agent under the Credit Agreement and to the agent under each other credit agreement constituting a Secured Instrument.

            (b) AUTOMATIC TERMINATION. Except to the extent the parties otherwise agree in writing, this Agreement will automatically terminate on the Termination Date.

            (c) TERMINATION OF LESS THAN ALL SERVICES. In the event of any termination with respect to one or more, but less than all, Services, this Agreement shall continue in full force and effect with respect to any Services not terminated hereby.

      1.8 DISCLAIMER OF WARRANTIES, LIMITATION OF LIABILITY AND INDEMNIFICATION.

            (a) DISCLAIMER OF WARRANTIES. LEAP DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SERVICES. LEAP MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE QUALITY, SUITABILITY OR ADEQUACY OF THE SERVICES FOR ANY PURPOSE OR USE.

            (b) LIMITATION OF LIABILITY; INDEMNIFICATION OF THE COMPANY. Leap shall have no liability to the Company with respect to its furnishing any of the Services hereunder except for liabilities arising out of its gross negligence or willful misconduct occurring after the date hereof. Leap will indemnify, defend and hold harmless the Company in respect of all liabilities related to, arising from, asserted against or associated with such gross negligence or willful misconduct. In no event shall Leap or any of its agents or affiliates have any liability for any incidental, indirect, special or consequential damages, whether or not caused by or resulting from negligence or breach of obligations hereunder and whether or not informed of the possibility of the existence of such damages.

            (c) LIMITATION OF LIABILITY; INDEMNIFICATION OF LEAP. The Company shall indemnify and hold harmless Leap in respect of all liabilities related to, arising from, asserted against or associated with Leap's furnishing or failing to furnish the Services provided for in this Agreement, other than liabilities arising out of the willful misconduct following the date hereof. In no event shall Leap have any liability for any incidental, indirect, special or consequential damages, whether or not caused by or resulting from negligence or breach of obligations hereunder and whether or not informed of the possibility of the existence of such damages.

                                    ARTICLE 2

                                  MISCELLANEOUS

      2.1 TAXES. The Company shall bear all taxes, duties and other similar charges (and any related interest and penalties) imposed as a result of the Company's receipt of Services under this Agreement, including any tax which the Company is required to withhold or deduct from payments to Leap, except any net income tax imposed upon Leap.

      2.2 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship of independent contractor nor be deemed to vest any rights, interest or claims in any third parties.

      2.3 MODIFICATION AND AMENDMENT. This Agreement may not be modified or amended except in a writing signed by the parties.

      IN WITNESS WHEREOF, the parties have executed this Interim Services Agreement as of the date first above written.

                                        LEAP WIRELESS INTERNATIONAL, INC.:


                                        By:
                                             -----------------------------------
                                        Name:
                                        Title:

                                        ((COMPANY)):


                                        By:
                                             -----------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT E

              March 2002 Equity Investments in License Subsidiaries

                                                CONTRIBUTION/REMAINING 2002 DEBT
LICENSE SUBSIDIARY                                     SERVICE OBLIGATION
Cricket Licensee (North Carolina), Inc.                   $  951,692.82
Cricket Licensee XIII, Inc.                                  441,573.82
Cricket Licensee XIV, Inc.                                     6,951.20
Chasetel Licensee Corp.                                    1,232,118.87
Cricket Licensee XV, Inc.                                    251,464.52
Cricket Licensee XVI, Inc.                                   946,936.50
Cricket Licensee XVII, Inc.                                  824,158.14
Cricket Licensee XVIII, Inc.                                 375,878.74
Cricket Licensee XIX, Inc.                                    65,799.84
Cricket Licensee (Reauction), Inc.                            26,992.46
Cricket Licensee XX, Inc.                                     53,984.92
Cricket Licensee (Lakeland), Inc.                            223,277.10
Cricket Holdings Dayton, Inc.                                129,292.17
Cricket Licensee (Denver), Inc.                              236,758.17

TOTAL                                                     $5,766,879.27